Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

NBTY, Inc.

(Exact name of obligor as specified in its charter)

Delaware	11-2228617
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

American Health, Inc.

(Exact name of obligor as specified in its charter)

Nevada	11-3215708
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Arco Pharmaceuticals, Inc.

(Exact name of obligor as specified in its charter)

Delaware	11-1964154
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

105 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Arthritis Research Corp.

(Exact name of obligor as specified in its charter)

Delaware	11-3571750
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Biosmart Direct Sales, LLC

(Exact name of obligor as specified in its charter)

Colorado	74-2939984
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10701 Melody Drive
North Glenn, Colorado	80241
(Address of principal executive offices)	(Zip code)

De Tuinen Ltd.

(Exact name of obligor as specified in its charter)

New York	55-0829244
(State or other jurisdiction of incorporation or organization)a	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Diabetes American Research Corp.

(Exact name of obligor as specified in its charter)

Delaware	20-2521263
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Dynamic Essentials (DE), Inc.

(Exact name of obligor as specified in its charter)

Delaware	11-3488076
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

255 Primera Boulevard
Lake Mary, Florida	32746
(Address of principal executive offices)	(Zip code)

Eurolean Research, LLC

(Exact name of obligor as specified in its charter)

New York	02-0643099
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Food Systems, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-0329655
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Good N’ Natural Manufacturing Corp.

(Exact name of obligor as specified in its charter)

Delaware	06-1307453
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Healthwatchers (DE), Inc.

(Exact name of obligor as specified in its charter)

Delaware	11-3547669
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Holland & Barrett, Ltd.

(Exact name of obligor as specified in its charter)

New York	11-3521646
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Met-Rx Nutrition, Inc.

(Exact name of obligor as specified in its charter)

Delaware	74-2900945
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Met-Rx Substrate Technology, Inc.

(Exact name of obligor as specified in its charter)

California	74-2900977
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Met-Rx USA, Inc.

(Exact name of obligor as specified in its charter)

Nevada	33-0626256
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Nabarco Advertising Associates, Inc.

(Exact name of obligor as specified in its charter)

New York	11-2337463
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Natural Wealth Nutrition Corporation

(Exact name of obligor as specified in its charter)

Delaware	06-1309450
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia,	11716
New York (Address of principal executive offices)	(Zip code)

Nature’s Bounty Inc.

(Exact name of obligor as specified in its charter)

Delaware	11-3476521
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Nature’s Bounty Manufacturing Corp.

(Exact name of obligor as specified in its charter)

Delaware	11-3155471
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Nature’s Bounty, Inc.

(Exact name of obligor as specified in its charter)

New York	11-3476520
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

105 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Naturesmart, LLC

(Exact name of obligor as specified in its charter)

Colorado	84-1574109
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY Aviation, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-0452439
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY CAH Company

(Exact name of obligor as specified in its charter)

Delaware	57-1179086
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY CAM Company

(Exact name of obligor as specified in its charter)

Delaware	57-1179084
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY Canada Acquisition, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-2302240
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY China Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-2340410
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY China, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-2340866
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY Distribution, Inc.

(Exact name of obligor as specified in its charter)

New York	65-1194684
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY Flight Services, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-0405973
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY Manufacturing, LLC

(Exact name of obligor as specified in its charter)

Delaware	11-3602075
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

5115 E. La Palma Avenue
Anaheim, California	92807
(Address of principal executive offices)	(Zip code)

NBTY PAH, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-1450146
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY Transportation, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-1414398
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY Ukraine 1, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-2418308
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY Ukraine 2, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-2418361
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

NBTY Ukraine, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-2417970
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Nutrition Headquarters (DE), Inc.

(Exact name of obligor as specified in its charter)

Delaware	11-3434258
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Omni Vitamin And Nutrition Corp.

(Exact name of obligor as specified in its charter)

Delaware	11-3019778
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Physiologics, LLC

(Exact name of obligor as specified in its charter)

Colorado	74-2939985
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Precision Engineered Limited (USA)

(Exact name of obligor as specified in its charter)

Delaware	20-0900916
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Puritan’s Pride, Inc.

(Exact name of obligor as specified in its charter)

New York	06-1309452
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Rexall, Inc.

(Exact name of obligor as specified in its charter)

Florida	75-3144967
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Rexall Sundown, Inc.

(Exact name of obligor as specified in its charter)

Florida	59-1688986
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Rexall US Delaware, Inc.

(Exact name of obligor as specified in its charter)

Delaware	36-4380978
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Richardson Labs, Inc.

(Exact name of obligor as specified in its charter)

Delaware	94-3290105
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

RXSD Inc.

(Exact name of obligor as specified in its charter)

Nevada	88-0403309
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Sundown, Inc.

(Exact name of obligor as specified in its charter)

Florida	75-3144968
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

The Non-Irradiated Herbal Manufacturers Group, LLC

(Exact name of obligor as specified in its charter)

Delaware	16-1690316
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

United States Nutrition, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-0375273
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

United Vitamin Manufacturing Corp.

(Exact name of obligor as specified in its charter)

New York	11-3215704
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Vitamin World (Boca), LLC

(Exact name of obligor as specified in its charter)

Delaware	11-3624307
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Vitamin World (VI), Inc.

(Exact name of obligor as specified in its charter)

U.S. Virgin Islands	33-1129839
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 208, Citibank Building
Veteran’s Drive
P.O. Box 5304
St. Thomas, VI
U.S. Virgin Islands	00803-5304
(Address of principal executive offices)	(Zip code)

Vitamin World Of Guam, LLC

(Exact name of obligor as specified in its charter)

Delaware	11-3612056
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Vitamin World Online, Inc.

(Exact name of obligor as specified in its charter)

New York	11-3477485
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Vitamin World Outlet Stores, Inc.

(Exact name of obligor as specified in its charter)

Nevada	11-3215707
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Vitamin World, Inc.

(Exact name of obligor as specified in its charter)

Delaware	11-2302283
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

Worldwide Sport Nutritional Supplements, Inc.

(Exact name of obligor as specified in its charter)

New York	16-1477378
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

90 Orville Drive
Bohemia, New York	11716
(Address of principal executive offices)	(Zip code)

7 1/8% Senior Subordinated Notes due 2015

(Title of the indenture securities)

1.                                      General information. Furnish the following information as to the Trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005

(b)                                  Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form
T-1 filed with Registration Statement No. 333-121195.)

4.                                       A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6.                                       The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of February, 2006.

THE BANK OF NEW YORK

By:	/S/	BEATA HRYNIEWICKA
	Name:	BEATA HRYNIEWICKA
	Title:	ASSISTANT TREASURER

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$3,361,000
Interest-bearing balances	7,528,000
Securities:
Held-to-maturity securities	1,977,000
Available-for-sale securities	22,664,000
Federal funds sold and securities purchased under agreements to resell
Federal funds sold in domestic offices	809,000
Securities purchased under agreements to resell	309,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	33,263,000
LESS: Allowance for loan and lease losses	408,000
Loans and leases, net of unearned income and allowance	32,855,000
Trading assets	5,625,000
Premises and fixed assets (including capitalized leases)	821,000
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	283,000
Customers’ liability to this bank on acceptances outstanding	117,000
Intangible assets:
Goodwill	2,138,000
Other intangible assets	764,000

Other assets	6,617,000
Total assets	$85,868,000

LIABILITIES
Deposits:
In domestic offices	$38,100,000
Noninterest-bearing	18,123,000
Interest-bearing	19,977,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	27,218,000
Noninterest-bearing	383,000
Interest-bearing	26,835,000
Federal funds purchased and securities sold under agreements to repurchase
Federal funds purchased in domestic offices	844,000
Securities sold under agreements to repurchase	118,000
Trading liabilities	2,555,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases).	1,327,000
Not applicable
Bank’s liability on acceptances executed and outstanding	119,000
Subordinated notes and debentures	1,955,000
Other liabilities	5,119,000
Total liabilities	$77,355,000
Minority interest in consolidated subsidiaries	139,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	2,097,000
Retained earnings	5,256,000
Accumulated other comprehensive income	-114,000
Other equity capital components	0
Total equity capital	8,374,000
Total liabilities, minority interest, and equity capital	$85,868,000

I, Thomas J. Mastro, Executive Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas J. Mastro,
Executive Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi	Directors
Gerald L. Hassell